John Hancock Funds III

John Hancock Select Growth Fund

Supplement dated December 11, 2015 to the current Summary Prospectus, as may be supplemented to date

On December 10, 2015, the Board of Trustees (the “Board”) of John Hancock Funds III, of which John Hancock Select Growth Fund (“Select Growth Fund”) is a series, voted to recommend that the shareholders of Select Growth Fund approve a reorganization, that is expected to be tax-free, of Select Growth Fund into John Hancock Strategic Growth Fund (“Strategic Growth Fund”), also a series of John Hancock Funds III, as described below (the “Reorganization”). Shareholders of record as of January 7, 2016, will be entitled to vote on the Reorganization.

Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about March 30, 2016, Select Growth Fund would transfer all of its assets to Strategic Growth Fund in exchange for corresponding shares of Strategic Growth Fund. Strategic Growth Fund would also assume substantially all of Select Growth Fund’s liabilities. The corresponding shares of Strategic Growth Fund would then be distributed to Select Growth Fund’s shareholders, and Select Growth Fund would be terminated. If approved by Select Growth Fund’s shareholders, the Reorganization is expected to occur as of the close of business on or about April 22, 2016 (the “Closing Date”). Further information regarding the proposed Reorganization will be contained in a proxy statement and prospectus, which is scheduled to be mailed to Select Growth Fund’s shareholders on or about January 29, 2016.

Select Growth Fund will remain open to purchases and redemptions from existing shareholders until the Closing Date. Select Growth Fund will not accept orders from new investors to purchase shares of Select Growth Fund, effective as of the close of business on January 6, 2016. However, discretionary fee-based advisory programs which include Select Growth Fund as an investment option as of the close of business on January 6, 2016, may continue to make Select Growth Fund shares available to new and existing accounts.

Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of Select Growth Fund.

To satisfy an Internal Revenue Service requirement, if the Reorganization is consummated, Select Growth Fund hereby designates the maximum amount of the net long term gains earned as a capital gain dividend, if any, with respect to Select Growth Fund’s final taxable year. Please refer to Form 1099-DIV for tax reporting purposes.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding Select Growth Fund or Strategic Growth Fund, or to receive a free copy of the proxy statement/prospectus relating to the Reorganization, once it is available, please call the Funds’ toll-free telephone number: 800-225-5291. The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganization. The proxy statement/prospectus also will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest in any shares in connection with the Reorganization or when considering whether to vote for the Reorganization.

In addition, Tom Slater has been named as a portfolio manager to the fund. Gary Robinson will continue as portfolio manager to the fund.

Accordingly, the following information is added under the heading “Portfolio management”:

Tom Slater, CFA
Partner and Portfolio Manager

Managed the fund since 2015

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.